UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2021

Superior Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 654-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 15, 2021, SESI, L.L.C. (“Borrower”), SESI Holdings, Inc. (“Former Parent”), and the subsidiary guarantors party thereto entered into a Second Amendment and Waiver to Credit Agreement and First Amendment to Guaranty and Collateral Agreement (the “Second Amendment and Waiver to Credit Agreement”) to (i) extend the deadline under the Credit Agreement, dated as of February 2, 2021 (as amended, supplemented or waived by that certain First Amendment and Waiver to Credit Agreement, dated as of May 13, 2021, that certain Waiver to Credit Agreement, dated as of May 28, 2021, and that certain Waiver to Credit Agreement, dated as of July 15, 2021, the “Credit Agreement”), by and among Borrower, Former Parent, the subsidiary guarantors, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders, for the delivery of Superior Energy Services, Inc.’s consolidated unaudited financial statements as of and for the quarter ended September 30, 2021 and the calendar month ending October 31, 2021 to December 10, 2021, (ii) obtain a limited waiver of potential defaults under the Credit Agreement related to a delayed public filing of the quarterly report on Form 10-Q with respect to the fiscal quarter ended September 30, 2021 (including related financial statements) after the original deadline, and (iii) agree that until the quarterly unaudited financial statements and a revised borrowing base certificate in connection with such quarter is delivered, the lenders will not be required to make any advances requested by Borrower. In addition, the Credit Agreement was amended to, among other things, permit the disposition of the HB Onshore Rentals Business (as defined in the Second Amendment and Waiver to Credit Agreement).

The foregoing description of the Second Amendment and Waiver to Credit Agreement is a summary only and is qualified in its entirety by reference to the Second Amendment and Waiver to Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

The Company and stockholders holding a majority of the Company’s Class A common stock entered into an amendment to the Stockholders Agreement, dated as of November 15, 2021, by and among the Company and its stockholders, as amended by that certain First Amendment to the Stockholders Agreement, effective May 14, 2021, as further amended by that certain Second Amendment to the Stockholders Agreement, effective May 31, 2021, and as further amended by that certain Third Amendment to the Stockholders Agreement, effective as of July 14, 2021 (the “Fourth Amendment to the Stockholders Agreement”), effective as of November 15, 2021, extending the deadline to provide its stockholders the unaudited consolidated quarterly financial statements for the quarters ended September 30, 2021 to no later than December 10, 2021 and making certain technical amendments to the financial statement delivery mechanics.

Relationships regarding the Company and certain of its principal stockholders are more fully described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, under the headings “Directors, Executive Officers and Corporate Governance – Board of Directors,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Principal Stockholders” and “Certain Relationships and Related Transactions, and Director Independence,” and is incorporated herein by reference.

The foregoing description of the Fourth Amendment to the Stockholders Agreement is a summary only and is qualified in its entirety by reference to the Fourth Amendment to the Stockholders Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Second Amendment and Waiver to Credit Agreement and First Amendment to Guaranty and Collateral Agreement by and among SESI, L.L.C., SESI Holdings, Inc., the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and lender, and certain other financial institutions and other parties thereto as lenders

10.2	Fourth Amendment to the Stockholders Agreement by and among Superior Energy Services, Inc. and the stockholders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Energy Services, Inc.

Date: November 15, 2021	By:	/s/ Blaine D. Edwards
Blaine D. Edwards
Executive Vice President and General Counsel